UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

Outset Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39513	20-0514392
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3052 Orchard Dr., San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (669) 231-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	OM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Result of Operations and Financial Condition.

On May 8, 2024, Outset Medical, Inc. (the “Company”) issued a press release and will hold its first quarter 2024 earnings conference call announcing the Company’s financial results for the quarter ended March 31, 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jean-Olivier Racine will depart from his role as the Company's Chief Technology Officer, effective May 17, 2024, in connection with the workforce reduction plan described in Item 8.01 below.

In connection with his departure, and subject to his execution and non-revocation of a general release of claims in favor of the Company, Mr. Racine will receive severance benefits of (i) a lump sum payment equal to nine months of base salary and (ii) payment of premiums for COBRA continuation coverage for nine months, pursuant to the terms of the existing Change in Control and Severance Agreement between Mr. Racine and the Company most recently amended and restated effective February 7, 2024 (the “Severance Agreement”). The foregoing description is qualified by reference to the full text of the Severance Agreement, a form of which was filed as Exhibit 10.12 to the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on February 21, 2024. In addition, the Compensation Committee of the Company’s Board of Directors approved accelerated vesting of 33,923 shares underlying Mr. Racine’s remaining unvested restricted stock units previously granted in June 2021, January 2022 and January 2023, which will become fully vested as of May 10, 2024.

Item 8.01 Other Events.

In May 2024, the Company implemented a workforce reduction plan to improve operational efficiencies, reduce operating expenses and streamline its overall organizational structure. As a result, the Company estimated and recognized restructuring charges of $3.0 million in the first quarter of 2024 for employee severance and other termination benefits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release entitled “Outset Medical Reports First Quarter 2024 Financial Results” dated May 8, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Outset Medical, Inc.

Date: May 8, 2024	By:	/s/Nabeel Ahmed
Nabeel Ahmed
Chief Financial Officer